UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2015

GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36149	46-3134302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11921 Freedom Drive, Suite 550
Two Fountain Square
Reston, Virginia	20190
(Address of principal executive offices)	(Zip Code)

(202) 800-4333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Following the meeting of stockholders described in Item 5.07 below, on July 17, 2015, Global Defense & National Security Systems, Inc. (the “Company”) entered into the agreements and the amendments to the pre-existing agreements listed below.

Amendment of Investment Management Trust Agreement

On July 21, 2015, the Company and American Stock Transfer & Trust Company, LLC entered into an Amended and Restated Investment Management Trust Agreement (the “Amended Trust Agreement”) to amend the terms of the Investment Management Trust Agreement, dated October 24, 2013, by and between the aforementioned parties (the “Original Trust Agreement”). The Amended Trust Agreement, among other things, provides for: (i) the redemption of Public Shares (as defined below) by Public Stockholders (as defined below) in connection with the stockholder vote described in Item 5.07 below, (ii) the replacement of any references to July 24, 2015 with October 24, 2015 and (iii) the replacement of references to twenty-one months with twenty-four months. A copy of the Amended Trust Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Amendment of Existing Promissory Notes

In May 2014 and May 2015, the Company issued Convertible Promissory Notes in the aggregate amount of $2,607,053 to Global Defense and National Security Holdings LLC (the Company’s “Sponsor”) for additional working capital (collectively, the “Notes”). The Notes were due upon the earlier of: (i) July 24, 2015 and (ii) the date on which the Company consummates an initial Business Combination, and were convertible, at the option of the Sponsor, into shares of the Company’s common stock at the higher of $10.00 per share and the 30-day trailing average of the closing price per share. On July 21, 2015, the Notes were amended to provide that the payment date for the Notes shall be the earlier of: (i) October 24, 2015 and (ii) the date on which the Company consummates its initial Business Combination. The amendments to the Notes are attached as Exhibits 10.2 and 10.3 hereto and incorporated herein by reference.

Amendment of Letter Agreements

On July 21, 2015, the Company and certain of the Company’s officers and directors entered into amended and restated letter agreements (the “Amended and Restated Letter Agreements”) to amend the terms of each of the letter agreements, dated October 24, 2013, between the parties. The Amended and Restated Letter Agreements, among other things, provide that any references to July 24, 2015 will be replaced with October 24, 2015 and references to twenty-one months will be replaced with twenty-four months. The form of the Amended and Restated Letter Agreements for directors and officers is attached as Exhibit 10.4 hereto and is incorporated herein by reference.

On July 21, 2015, the Company and the Sponsor entered into an amended and restated letter agreement (the “Sponsor’s Amended and Restated Letter Agreement”) to amend the terms of the letter agreement, dated October 24, 2013, between them. The Sponsor’s Amended and Restated Letter Agreement, among other things, provides that any references to July 24, 2015 will be replaced with October 24, 2015 and references to twenty-one months will be replaced with twenty-four months. A copy of the Sponsor’s Amended and Restated Letter Agreement is attached as Exhibit 10.5 hereto and is incorporated herein by reference.

Amendment of Underwriting Agreement

On July 21, 2015, the Company entered into an amendment (the “Amendment”) to the Underwriting Agreement by and among Global Defense & National Security Systems, Inc. (the “Company”), Cowen & Company, LLC, Maxim Group LLC and I-Bankers Securities Inc., dated October 24, 2013 (the “Underwriting Agreement”). The Amendment replaced references to twenty-one months with twenty-four months. A copy of the Amendment is attached hereto as Exhibit 10.6 and incorporated herein by reference.

Amendment of Stock Escrow Agreement

On July 21, 2015, the Company, the Sponsor and American Stock Transfer & Trust Company entered into an Amended and Restated Stock Escrow Agreement ( the “Amended and Restated Stock Escrow Agreement”) to amend the terms of the Stock Escrow Agreement between the parties dated October 24, 2013. The Amended and Restated Escrow Agreement, among other things, provides that the Company’s failure to complete a Business Combination by October 24, 2015 (rather than July 24, 2015) will, in the circumstances set forth therein, constitute a Termination Event (as defined therein) thereunder. A copy of the Amended and Restated Stock Escrow Agreement is attached hereto as Exhibit 10.7 and incorporated herein by reference.

Amendment of Right of First Refusal and Corporate Opportunities Agreement

On July 21, 2015, the Company and Global Integrated Security (USA) Inc. (“GIS”) entered into an Amended and Restated Right of First Refusal and Corporate Opportunities Agreement (the “Amended and Restated ROFR Agreement”) to amend the Right of First Refusal and Corporate Opportunities Agreement, dated as of October 23, 2013, by and among the Company and GIS (the “Original ROFR Agreement”). The Amended and Restated ROFR Agreement, among other things, provides that any references to July 24, 2015 in the Original ROFR Agreement will be replaced with October 24, 2015 and extends the term of the Original ROFR Agreement from 21 months to 24 months. A Copy of the Amended and Restated ROFR Agreement is attached hereto as Exhibit 10.8 and incorporated herein by reference.

Issuance of Promissory Note

On July 21, 2015, the Company issued a promissory note in the amount of $361,435.68 to the Sponsor. The note was issued pursuant to a Commitment Letter from the Sponsor, dated July 14, 2015, pursuant to which the Sponsor agreed to make a loan to the Company in the amount of $0.06 per Public Share not redeemed in connection with the stockholder vote described in Item 5.07. The funds were deposited into the Trust Account (as defined in the Company’s Amended and Restated Certificate of Incorporation) to fund the incentive payment previously announced by the Company. The note is due on the earlier of (1) October 24, 2015, and (2) immediately following the consummation of the initial Business Combination (as defined in the Company’s Amended and Restated Certificate of Incorporation). A copy of the note is filed as Exhibit 10.9 and incorporated herein by reference.

The foregoing is intended only to be a summary of the Amendments, does not purport to be complete and is qualified in its entirety by the terms of the agreements described above, as amended, copies of which are attached as exhibits 10.1 through 10.9 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information regarding the issuance of the promissory note set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As a result of the meeting of stockholders described in Item 5.07 below, on July 21, 2015, the Company filed with the Secretary of State of the State of Delaware the Company’s Amended and Restated Certificate of Incorporation, which incorporates the Article Fifth Amendment and Article Sixth Amendment (both as defined below), each as approved by the stockholders. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 17, 2015, the Company held a special meeting of stockholders (the “Meeting”). At the Meeting, the stockholders approved the following items: (i) an amendment to Article Fifth of the Company’s amended and restated certificate of incorporation (the “Charter”) extending the date by which the Company must consummate its initial business combination from July 24, 2015 (the “Current Termination Date”) to October 24, 2015 (the “Extended Termination Date” and such amendment, the “Article Fifth Amendment”) and (ii) an amendment to Article Sixth of the Charter extending the duration of the right of the holders of shares of the Company’s common stock sold in the Company’s initial public offering (the “Public Shares”, and such holders, the “Public Stockholders”) to redeem, convert or tender their Public Shares in the event of any further amendment of the Company’s Amended and Restated Certificate that affects the substance or timing of the Company’s obligation to redeem, convert or tender 100% of the Public Shares if the Company has not consummated a business combination from twenty-one months following the Company’s initial public offering to twenty-four months following the Company’s initial public offering (the “Article Sixth Amendment”). The affirmative vote of holders of the majority of the issued and outstanding shares of the Company was required to approve the Article Fifth Amendment; and the affirmative vote of holders of at least sixty-five percent of the issued and outstanding shares of the Company was required to approve the Article Sixth Amendment. The number of shares of common stock presented for redemption was 876,072.

Set forth below are the final voting results for each of the proposals:

Article Fifth Amendment

The Article Fifth Amendment was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
7,902,031	398,096	0

Article Sixth Amendment

The Article Sixth Amendment was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
8,021,228	275,399	3,500

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Amended and Restated Certificate of Incorporation, effective July 21, 2015.
10.1	Amended and Restated Investment Management Trust Agreement, dated July 21, 2015, by and between Global Defense & National Security Systems, Inc. and American Stock Transfer & Trust Company, LLC.
10.2	Amendment to Convertible Promissory Note, dated July 21, 2015.
10.3	Amendment to Convertible Promissory Note, dated July 21, 2015.
10.4	Form of Amended and Restated Letter Agreement for Directors and Officers, dated as of July 21, 2015.
10.5	Amended and Restated Letter Agreement, dated July 21, 2015, between Global Defense & National Security Systems, Inc. and Global Defense & National Security Holdings LLC.
10.6	Amendment to Underwriting Agreement, dated July 21, 2015, by and among Global Defense & National Security Systems, Inc., Cowen & Company, LLC, Maxim Group LLC and I-Bankers Securities Inc.
10.7	Amended and Restated Stock Escrow Agreement, dated July 21, 2015, by and among Global Defense & National Security Systems, Inc., Global Defense & National Security Holdings LLC and American Stock Transfer & Trust Company.
10.8	Amended and Restated Right of First Refusal and Corporate Opportunities Agreement, dated July 21, 2015, by and among Global Defense & National Security Systems, Inc. and Global Integrated Security (USA) Inc.
10.9	Promissory Note, dated July 21, 2015, issued by Global Defense & National Security Systems, Inc. to Global Defense & National Security Holdings LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.

Date: July 21, 2015	/s/ Frederic Cassis
Frederic Cassis Secretary